UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2024

KALVISTA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36830	20-0915291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway

Suite 901E

Cambridge, Massachusetts 02142

(Address of Principal Executive Offices) (Zip Code)

(857) 999-0075

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On November 4, 2024, KalVista Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, BofA Securities, Inc., TD Securities (USA) LLC and Stifel Nicolaus & Company, Incorporated, as the representatives of the several underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell an aggregate of 5,500,000 shares of its common stock, par value $0.001 (the “Shares”) to the Underwriters (the “Offering”). The Shares will be sold at an offering price of $10.00 per share (the “Offering Price”).

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, conditions to closing, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is being made pursuant to the shelf registration statement on Form S-3 (File No. 333-280759) that was filed by the Company with the Securities and Exchange Commission (“SEC”) on July 11, 2024 and declared effective on July 19, 2024 and a related prospectus supplement.

The Company estimates that net proceeds from the Offering will be approximately $51.3 million, after deducting underwriting discounts and commissions and estimated Offering expenses.

Securities Purchase Agreement

On November 4, 2024, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement” and, together with the Underwriting Agreement, the “Transaction Documents”) with DRI Healthcare Acquisitions LP (the “Purchaser”), an accredited investor affiliated with DRI Healthcare Trust, pursuant to which the Company agreed to sell and issue to the Purchaser an aggregate of 500,000 shares of Common Stock, at a purchase price equal to the Offering Price (the “Private Placement Shares”), in a private placement exempt from the registration requirements of the Securities Act (the “Private Placement” and, together with the Offering, the “Transactions”).

The Company estimates that net proceeds from the Private Placement will be approximately $4.7 million, after deducting placement agent fees and other expenses.

The Company intends to use the net proceeds from the Transactions, together with the proceeds from the previously announced synthetic royalty financing and existing cash and cash equivalents, to fund the continued clinical development of its product candidate sebetralstat and activities related to its planned commercialization following approval. The remainder of the net proceeds, if any, will be used for general corporate purposes. The Company expects the Transactions to close on November 5, 2024, subject to customary closing conditions. The consummation of the Offering and the Private Placement are not contingent upon each other.

The foregoing descriptions of the Underwriting Agreement and the Securities Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Transaction Documents. Copies of the Underwriting Agreement and the Securities Purchase Agreement are attached hereto as Exhibits 1.1 and 1.2, respectively, and are incorporated herein by reference.

A copy of the opinion of Fenwick & West LLP, relating to the validity of the Shares in connection with the Offering, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above under Item 1.01, to the extent required by Item 3.02 of Form 8-K, is hereby incorporated by reference herein. The offering and sale of the Private Placement Shares was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Private Placement Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares or other securities of the Company.

Item 7.01.	Regulation FD Disclosure.

On November 4, 2024, the Company issued a press release announcing the Transactions. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Current Report on Form 8-K and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement by and among KalVista Pharmaceuticals, Inc. and Jefferies LLC, BofA Securities, Inc., TD Securities (USA) LLC and Stifel Nicolaus & Company, Incorporated, as representatives of the several underwriters, dated November 4, 2024

1.2	Securities Purchase Agreement by and between KalVista Pharmaceuticals, Inc. and DRI Healthcare Acquisitions LP, dated November 4, 2024

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1)

99.1	Press Release issued November 4, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements relating to the expected proceeds of the Transactions, the anticipated use of proceeds of the Transactions and the synthetic royalty financing, and the timing of the closing of the Transactions, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended April 30, 2024, the prospectus supplements related to the Offering and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

Date: November 4, 2024	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Chief Executive Officer